UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2017, Causeway Global Value Fund’s (the “Fund’s”) Institutional Class returned 8.36% and Investor Class returned 8.22% compared to the MSCI World Index (Gross) (“World Index”) return of 8.63%. The average annual total return of the Fund’s Institutional Class since inception on April 29, 2008, is 4.64% compared to the World Index’s average annual total return of 5.11%. The average annual total return of the Fund’s Investor Class since inception on January 31, 2011, is 7.31% compared to the World Index’s average annual total return of 8.67%.

Performance Review

Global equity markets were weak to begin the period in October and November, followed by strong performance from December through March as hopes for regulatory and tax reform in the U.S. drove improvement in business and consumer confidence globally. Currency proved a headwind as major currencies declined against the U.S. dollar. The best performing markets in our investable universe included Italy, Spain, Austria, Australia, and France. The biggest laggards in the World Index included New Zealand, Belgium, Israel, Denmark, and Finland. The best performing industry groups in the World Index were banks, technology hardware & equipment, and diversified financials, while real estate, food & staples retailing, and telecommunication services were the worst performing industry groups.

Fund holdings in the semiconductors & semiconductor equipment, energy, consumer durables & apparel, and capital goods industry groups, along with an overweight position in the telecommunication services industry group, detracted the most from the Fund’s performance relative to the World Index. Holdings in the banks, insurance, and pharmaceuticals & biotechnology industry groups, as well as an overweight position in the technology hardware & equipment industry group and an underweight position in the food beverage & tobacco industry group, offset some of the underperformance. The biggest detractor from absolute return was energy exploration & production company, SM Energy Co. (United States). Other notable detractors included digital wireless communications equipment manufacturer, QUALCOMM, Inc. (United States), telecommunication services provider, KDDI Corp. (Japan), mobile telecommunications operator, China Mobile Ltd. (Hong Kong), and apparel designer & manufacturer, PVH Corp. (United States). The largest contributor to absolute return was global financial services giant, Citigroup, Inc. (United States). Additional top contributors included paints & coatings producer, Akzo Nobel NV (Netherlands), retail bank, CaixaBank SA (Spain), electronic equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea), and banking & financial services company, Barclays Plc (United Kingdom).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the period included four full sales from the Fund: rail-based transporter, CSX Corp. (United States), life insurer, Prudential Financial, Inc. (United States), global biotechnology company, Biogen, Inc. (United States), and pharmaceutical giant, Sanofi (France), as well as a decreased weight to cruise ship operator, Carnival Corp. (United States). Significant purchases included four new additions to the Fund: pharmaceutical company, AstraZeneca Plc (United Kingdom), life insurer, Prudential Plc

2	Causeway Global Value Fund

(United Kingdom), multinational electric utility company, ENGIE SA (France), and rail operator, Canadian Pacific Railway (Canada), along with an increased weight to power & automation technology company, ABB Ltd. (Switzerland).

Investment Outlook

U.S. federal funds interest rates have increased 50 basis points (“bps”) since early December of last year, while the U.S. 10-year bond yield has risen over 100 bps since last July. The Federal Reserve’s (“Fed’s”) tightening cycle, plus rising term premia, may restrict the more credit-sensitive segments of the US economy. Recent data indicate a slowing of activity in pending U.S. house sales and automobile sales. This may be exactly what the Fed has in mind, stamping out excesses. We believe the Fed intends to prolong the expansion by seeking to keep U.S. real gross domestic product growth at a sustainable annualized range of 2-3%. Regarding the potential Trump tax cuts and deregulation, markets appear to be waiting patiently for results. The improving global economic outlook has also benefited Eurozone economies; European companies are starting to show broad-based earnings growth on the back of multi-year highs in both business and consumer confidence. However, the UK’s invocation of Article 50 to begin negotiations to leave the European Union or “Brexit” increases European political uncertainty over the next two years. We expect cooperation between the UK and the European Union as they are natural (and likely inextricable) trading partners with vested interests in each other’s success. The Bank of Japan should continue to engage in asset purchases as part of the broader quantitative easing and yield curve control policy — targeting the 10-year Japanese government bond yield at zero. Japan likely has benefited from China’s 2016 economic stimulus and the resulting global reflation trade. However, recent tightening of monetary policy in China — to curb asset inflation and stem capital outflows — may reverse some of the pan-Asian growth.

The sharp upturn in demand in 2016 for undervalued cyclical stocks and those in the financial sector lasted only a few quarters, then lost ground to growth stocks in early 2017. Of the value casualties, the energy sector generated the worst performance in otherwise buoyant equity markets. Our research in the oil & gas sector makes us optimistic over a one-year or longer time frame on both crude oil supply constraints and stable demand. Our bottom-up stock selection process has also led to a sizeable portfolio overweight to stocks domiciled in Europe. With reflation and its beneficial impact on pricing, the European earnings recovery should continue in calendar 2017. The Fund continues to have underweight exposures relative to the World Index to the consumer staples and commodity (non-energy) cyclical sectors, as valuations reflect overly optimistic demand expectations. We are scouring markets for companies undergoing operational restructuring, assuming abundant financial strength. We complement the “self-help” portion of the Fund with consistent cash flow generators such as telephony and pharmaceutical companies. We believe the dramatic valuation multiple expansion of the last five years has ended, making active management and the identification of improving corporate earnings and cash flow essential.

Causeway Global Value Fund	3

We thank you for your continued confidence in Causeway Global Value Fund.

March 31, 2017

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass. Holdings are subject to change. Securities mentioned do not make up entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway Global Value Fund

March 31, 2017
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Institutional Class	15.69%	2.90%	7.94%	4.64%
Investor Class	15.34%	2.62%	7.67%	7.31%

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2018. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 26, 2017 prospectus, the Fund’s gross ratios of expenses in relation to net assets were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI World Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, consisting of 23 developed country indices, including the U.S. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed, or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Global Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2017 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

COMMON STOCK
Canada — 2.0%
Canadian Pacific Railway Ltd.	16,400	$2,409

China — 2.0%
Baidu Inc. ADR[1]	13,500	2,329

France — 4.2%
Engie SA	176,662	2,503
Schneider Electric SE	33,500	2,452

		4,955

Hong Kong — 5.0%
China Merchants Holdings International Co. Ltd.	340,500	997
China Mobile Ltd.	292,500	3,201
CNOOC Ltd.	1,437,000	1,716

		5,914

Italy — 1.4%
UniCredit SpA	106,421	1,641

Japan — 8.5%
East Japan Railway Co.	34,600	3,013
Hitachi Ltd.	423,000	2,289
Japan Airlines Co. Ltd.	60,200	1,907
KDDI Corp.	110,300	2,895

		10,104

Netherlands — 3.1%
Akzo Nobel NV	44,649	3,702

South Korea — 4.0%
Samsung Electronics Co. Ltd.	1,140	2,100
SK Telecom Co. Ltd.	11,571	2,607

		4,707

The accompanying notes are an integral part of the financial statements.

6	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

Spain — 2.0%
CaixaBank SA	277,722	$1,194
Merlin Properties Socimi S.A.[2]	102,487	1,146

		2,340

Switzerland — 9.3%
ABB Ltd.	112,843	2,640
Novartis AG	42,743	3,173
Roche Holding AG	11,759	3,003
Zurich Insurance Group AG	8,033	2,144

		10,960

United Kingdom — 21.5%
AstraZeneca PLC	49,467	3,045
Aviva PLC	449,369	2,995
Barclays PLC	782,545	2,207
British American Tobacco PLC	41,776	2,774
GlaxoSmithKline PLC	72,340	1,504
Lloyds Banking Group PLC	2,233,855	1,856
Prudential PLC	137,698	2,909
Royal Dutch Shell PLC, Class B	139,712	3,824
SSE PLC	79,970	1,479
Travis Perkins PLC	73,963	1,403
Vodafone Group PLC	561,533	1,464

		25,460

United States — 31.0%
Advance Auto Parts Inc.	17,285	2,562
Bank of America Corp.	54,700	1,291
Carnival Corp.	2,708	159
Citigroup Inc.	76,600	4,582
CSRA Inc.	69,200	2,027
Eli Lilly & Co.	29,326	2,467
Flowserve Corp.	18,358	889
Halliburton Co.	27,022	1,330

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2017 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

United States — (continued)
Microsoft Corp.	48,383	$3,187
Oracle Corp.	75,502	3,368
PDC Energy Inc.[1]	41,754	2,603
PVH Corp.	11,880	1,229
QUALCOMM Inc.	45,700	2,620
Signet Jewelers Ltd.	30,300	2,099
SM Energy Co.	87,587	2,104
UnitedHealth Group Inc.	14,718	2,414
VeriFone Systems Inc.[1]	97,600	1,828

		36,759

Total Common Stock
(Cost $104,912) — 94.0%		111,280

PREFERRED STOCK
Germany — 3.6%
Volkswagen AG	29,589	4,312

Total Preferred Stock
(Cost $4,999) — 3.6%		4,312

SHORT-TERM INVESTMENT
Short-Term Investments Trust: Government & Agency Portfolio, Institutional Class, 0.610%**	1,362,499	1,362

Total Short-Term Investment
(Cost $1,362) — 1.2%		1,362

Total Investments — 98.8%
(Cost $111,273)		116,954

Other Assets in Excess of Liabilities — 1.2%		1,458

Net Assets — 100.0%		$118,412

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2017.
1	Non-income producing security.
2	Real Estate Investment Trust.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

SECTOR DIVERSIFICATION

As of March 31, 2017, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	19.9%	0.0%	19.9%

Information Technology	16.7	0.0	16.7

Industrials	13.3	0.0	13.3

Health Care	13.2	0.0	13.2

Energy	9.8	0.0	9.8

Consumer Discretionary	5.1	3.6	8.7

Telecommunication Services	8.6	0.0	8.6

Utilities	3.3	0.0	3.3

Materials	3.1	0.0	3.1

Real Estate	1.0	0.0	1.0

Total	94.0	3.6	97.6

Short-Term Investment			1.2

Other Assets in Excess of Liabilities			1.2

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

3/31/17
ASSETS:
Investments at Value (Cost $111,273)	$116,954
Receivable for Investment Securities Sold	1,358
Receivable for Dividends	491
Receivable for Tax Reclaims	161
Receivable for Fund Shares Sold	67
Prepaid Expenses	23

Total Assets	119,054

LIABILITIES:
Payable for Investment Securities Purchased	489
Payable Due to Adviser	80
Payable for Fund Shares Redeemed	5
Payable Due to Administrator	3
Payable for Shareholder Service Fees — Investor Class	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	62

Total Liabilities	642

Net Assets	$118,412

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$112,530
Undistributed Net Investment Income	625
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(428)
Net Unrealized Appreciation on Investments	5,681
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	4

Net Assets	$118,412

Net Asset Value Per Share (based on net assets of $115,937,541 ÷ 10,105,369 shares) — Institutional Class	$11.47

Net Asset Value Per Share (based on net assets of $2,474,287 ÷ 216,625 shares) — Investor Class	$11.42

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

10/01/16 to 3/31/17
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $100)	$1,321
Interest Income	5

Total Investment Income	1,326

EXPENSES:
Investment Advisory Fees	440
Custodian Fees	32
Transfer Agent Fees	30
Professional Fees	23
Administration Fees	17
Registration Fees	15
Printing Fees	12
Shareholder Service Fees — Investor Class	3
Pricing Fees	3
Line of Credit	3
Trustees’ Fees	2
Other Fees	3

Total Expenses	583

Waiver of Investment Advisory Fees	(3)

Total Waiver	(3)

Net Expenses	580

Net Investment Income	746

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	2,688
Net Realized Loss from Foreign Currency Transactions	(20)
Net Change in Unrealized Appreciation on Investments	5,688
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	6

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	8,362

Net Increase in Net Assets Resulting from Operations	$9,108

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE FUND

	10/01/16 to 3/31/17 (Unaudited)	10/01/15 to 9/30/16 (Audited)
OPERATIONS:
Net Investment Income	$746	$1,590
Net Realized Gain (Loss) on Investments	2,688	(2,756)
Net Realized Loss from Foreign Currency Transactions	(20)	(37)
Net Change in Unrealized Appreciation on Investments	5,688	9,081
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	6	4

Net Increase in Net Assets Resulting From Operations	9,108	7,882

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(1,451)	(1,239)
Investor Class	(29)	(16)

Total Dividends from Net Investment Income	(1,480)	(1,255)

Distributions from Net Capital Gains:
Institutional Class	—	(2,069)
Investor Class	—	(36)

Total Distributions from Net Capital Gains	—	(2,105)

Total Dividends and Distributions to Shareholders	(1,480)	(3,360)
Net Increase in Net Assets Derived from Capital Share Transactions(1)	7,396	3,566
Redemption Fees(2)	1	1

Total Increase in Net Assets	15,025	8,089

NET ASSETS:
Beginning of Period	103,387	95,298

End of Period	$118,412	$103,387

Undistributed Net Investment Income	$625	$1,359

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2017 (Unaudited) and Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway Global Value Fund†
Institutional
2017(1)	10.73	0.07	0.82	0.89	(0.15)	—	(0.15)	—
2016	10.26	0.16	0.65	0.81	(0.13)	(0.21)	(0.34)	—	(2)
2015	12.49	0.14	(1.17)	(1.03)	(0.22)	(0.98)	(1.20)	—	(2)
2014	11.57	0.31	1.18	1.49	(0.12)	(0.45)	(0.57)	—
2013	9.49	0.16	2.07	2.23	(0.10)	(0.05)	(0.15)	—
2012	7.67	0.14	1.78	1.92	(0.10)	—	(0.10)	—
Investor
2017(1)	10.68	0.06	0.81	0.87	(0.13)	—	(0.13)	—
2016	10.21	0.13	0.64	0.77	(0.09)	(0.21)	(0.30)	—	(2)
2015	12.44	0.11	(1.16)	(1.05)	(0.20)	(0.98)	(1.18)	—	(2)
2014	11.53	0.25	1.20	1.45	(0.09)	(0.45)	(0.54)	—
2013	9.46	0.13	2.07	2.20	(0.09)	(0.05)	(0.14)	0.01
2012	7.65	0.11	1.78	1.89	(0.08)	—	(0.08)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.47	8.36	115,938	1.05	1.05	1.36	26
10.73	7.94	102,214	1.04	1.05	1.54	64
10.26	(9.15)	93,427	1.05	1.10	1.19	54
12.49	13.31	80,190	1.05	1.18	2.52	69
11.57	23.74	46,820	1.05	1.35	1.55	56
9.49	25.16	28,180	1.09	1.95	1.56	52

11.42	8.22	2,474	1.30	1.30	1.14	26
10.68	7.64	1,173	1.29	1.30	1.27	64
10.21	(9.39)	1,871	1.30	1.35	0.92	54
12.44	13.03	2,159	1.30	1.43	2.09	69
11.53	23.59	2,090	1.30	1.60	1.29	56
9.46	24.91	937	1.34	2.37	1.25	52

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.

16	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

When the Committee values a security in accordance with the fair value pricing procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2017 (000):

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Canada	$2,409	$—	$—	$2,409
China	2,329	—	—	2,329
France	4,955	—	—	4,955
Hong Kong	1,716	4,198	—	5,914
Italy	1,641	—	—	1,641
Japan	10,104	—	—	10,104
Netherlands	3,702	—	—	3,702
South Korea	4,707	—	—	4,707
Spain	2,340	—	—	2,340
Switzerland	10,960	—	—	10,960
United Kingdom	25,460	—	—	25,460
United States	36,759	—	—	36,759

Total Common Stock	107,082	4,198	—	111,280

Preferred Stock
Germany	4,312	—	—	4,312

Short-Term Investment	1,362	—	—	1,362

Total Investments in Securities	$112,756	$4,198	$—	$116,954

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading. Securities with a

Causeway Global Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

value of $62,851 (000), which represented 53.1% of the net assets of the Fund, transferred at period end from Level 2 to Level 1 since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities at the beginning of the period and did not trigger fair valuation at the end of the period. At March 31, 2017, there were no transfers from Level 1 to Level 2 investments in securities.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 at end of period occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six months ended March 31, 2017, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (e.g., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

18	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2017, the Institutional Class and Investor class retained $635 and $4 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2017, the Fund received commission recapture payments of $1,006.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2018 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2017, the Adviser waived fees of $2,988. The waived fees are not subject to recapture.

Causeway Global Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2017, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2017, approximately $954 thousand of net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the six months ended March 31, 2017, for the Fund were as follows (000):

Purchases	Sales
$35,676	$27,827
5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to risks in addition to those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

20	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2016	$1,256	$2,104	$3,360
2015	4,461	4,449	8,910

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,358
Capital Loss Carryforwards	(202)
Unrealized Depreciation	(1,421)
Post October Losses	(1,481)

Total Accumulated Losses	$(1,746)

Post-October Losses represent losses realized on securities transactions from November 1, 2015 through September 30, 2016, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the pre-enactment capital loss carryforwards as of September 30, 2016 (000):

Expiring in Fiscal Year	Amount
2018	$53

Total pre-enactment capital loss carryforwards	$53

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward are as follows (000):

Short-Term post- enactment Loss	Long-Term post- enactment Loss	Total*
$149	$—	$149

*	This table should be used in conjunction with the pre-enactment capital loss carryforwards table.

At March 31, 2017, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$111,273	$9,196	$(3,515)	$5,681

Causeway Global Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2017 (Unaudited)		Fiscal Year Ended September 30, 2016 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,181	$12,951	4,050	$41,981
Shares Issued in Reinvestment of Dividends and Distributions	131	1,434	316	3,292
Shares Redeemed	(735)	(8,102)	(3,945)	(40,981)

Increase in Shares Outstanding Derived from Institutional Class Transactions	577	6,283	421	4,292

Investor Class
Shares Sold	129	1,369	9	96
Shares Issued in Reinvestment of Dividends and Distributions	3	29	5	52
Shares Redeemed	(26)	(285)	(87)	(874)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	106	1,113	(73)	(726)

Increase in Shares Outstanding from Capital Share Transactions	683	$7,396	348	$3,566

8.	Significant Shareholder Concentration

As of March 31, 2017, four of the Fund’s shareholders of record owned 49% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

22	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, and Amendment No. 2, dated as of February 22, 2017, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2018. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2017, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Global Value Fund	23

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2016 to March 31, 2017).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

24	Causeway Global Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,083.60	1.05%	$5.44

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.71	1.05%	$5.27
Causeway Global Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,082.20	1.30%	$6.75

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.45	1.30%	$6.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway Global Value Fund	25

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-005-0900

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2017

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 8, 2017